99.1


                             JOINT FILING AGREEMENT


     AGREEMENT dated as August 13, 1997 among FU Associates, an Illinois general partnership; B/S Investments, an Illinois general partnership; Samuel Zell Foundation, an Illinois not-for-profit corporation; Samstock, LLC, a Delaware limited liability company; Samstock/SZRT, LLC, a Delaware limited liability company; Samstock/ZGPI, LLC, a Delaware limited liability company; Samstock/ZFT, LLC a Delaware limited liability company; EGI Holdings, Inc., an Illinois corporation; Lurie General Partnership, Inc., an Illinois corporation; Ann Lurie Revocable Trust U/T/A 12/22/89; EGIL Investments, Inc., an Illinois corporation; Anda Partnership, a Nevada general partnership; LFT Partnership, an Illinois general partnership; Robert H. and Ann Lurie Trust, an Illinois trust; First Capital Financial Corp., a Florida corporation; Samuel Zell; Ann Lurie; Sheli Z. Rosenberg; Arthur A. Greenberg; and Mark Slezak (collectively the "Reporting Persons").


           WHEREAS, the Reporting Persons beneficially own or have the right to acquire common shares of beneficial interest, $.01 par value, of Equity Residential Properties Trust, a Maryland Business Trust;

           WHEREAS, the parties hereto may be deemed to constitute a "group" for purposes of Section 13(d)(3) of the Securities
      Exchange Act of 1934, as amended (the "Act"); and

           WHEREAS, each of the parties hereto desire by this Agreement to provide for the joint filing of a Schedule 13G, and all amendments thereto, with the Securities and Exchange Commission.

           NOW, THEREFORE, the parties hereto agree as follows:


            1. The parties hereto will join in the preparation and filing of a single statement containing the information required by
                 Schedule 13G, and all amendments thereto, and the Schedule 13G and all such amendments will be filed on behalf of each party hereto;

            2. Each party hereto will be responsible for the timely filing of the Schedule 13G, and all amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein. No party hereto will be responsible for the completeness or accuracy of the information concerning any other party contained in the Schedule 13G or any amendment thereto, except to the

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                 extent such party knows or has reason to believe that such information in inaccurate.

            3. Susan Obuchowski will be designated as the person authorized to receive notices and communications with respect to the
                 Schedule 13G and all amendments thereto.

            4. This Agreement may be executed in counterparts, all of which when taken together will constitute one and the same instrument.


     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                            FU ASSOCIATES, an Illinois general partnership

                            By: Equity Financial Investment Company, a general partner

                            By:  Jo Ann Zell Trust, a general partner


                            By:  /s/  Sheli Z. Rosenberg
                                 ----------------------------------------
                                 Its:  Trustee


                            B/S INVESTMENTS, an Illinois general partnership

                            By:  Alphabet Partners, a general partner

                            By:  SZA Trust, a general partner


                            By:  /s/  Arthur A. Greenberg
                                 ----------------------------------------
                                 Its:  Trustee



                            SAMUEL ZELL FOUNDATION, an Illinois not-for-profit corporation

                            By:  /s/  Samuel Zell
                                 ----------------------------------------
                                 Its:  President

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                            SAMSTOCK, LLC, a Delaware limited liability company

                            By:  /s/  Sheli Z. Rosenberg
                                 ----------------------------------------
                                 Its:  Vice President


                            SAMSTOCK/SZRT, LLC, a Delaware limited liability company

                            By:  /s/  Sheli Z. Rosenberg
                                 ----------------------------------------
                                 Its:  Vice President


                            SAMSTOCK/ZGPI, LLC, a Delaware limited liability company

                            By:  /s/  Sheli Z. Rosenberg
                                 ----------------------------------------
                                 Its:  Vice President


                            SAMSTOCK/ZFT, LLC, a Delaware limited liability company

                            By:  /s/  Sheli Z. Rosenberg
                                 ----------------------------------------
                                 Its:  Vice President


                            EGI HOLDINGS, INC., an Illinois corporation

                            By:  /s/  Sheli Z. Rosenberg
                                 ----------------------------------------
                                 Its:  Vice President

                            LURIE GENERAL PARTNERSHIP, INC., an Illinois corporation

                            By:  /s/  Mark Slezak
                                 ----------------------------------------
                                 Its:  Vice President


                            ANN LURIE REVOCABLE TRUST U/T/A  12/22/89

                            By:  /s/  Ann Lurie
                                 ----------------------------------------
                                 Its:  Trustee


                            EGIL INVESTMENTS, INC., an Illinois corporation

                            By:  /s/  Mark Slezak
                                 ----------------------------------------
                                 Its:  Vice President


                            ANDA PARTNERSHIP, a Nevada general partnership

                            By:  Ann Only Trust, a general partner


                            By:  /s/  Ann Lurie
                                 ----------------------------------------
                                 Its:  Co-Trustee


                            LFT PARTNERSHIP, an Illinois general partnership

                            By:  Jesse Trust, a general partner


                            By:  /s/  Ann Lurie
                                 ----------------------------------------
                                 Its:  Trustee

                            ROBERT H. AND ANN LURIE TRUST, an Illinois trust

                            By:  /s/  Ann Lurie
                                 ----------------------------------------
                                 Its:  Co-Trustee



                            FIRST CAPITAL FINANCIAL CORP., a Florida corporation

                            By:  /s/  Donald J. Liebentritt
                                 ----------------------------------------
                                 Its:  Vice President


                            /s/  Samuel Zell
                            ----------------------------------------
                            Samuel Zell



                            /s/  Ann Lurie
                            ----------------------------------------
                            Ann Lurie



                            /s/  Sheli Z. Rosenberg
                            ----------------------------------------
                            Sheli Z. Rosenberg



                            /s/  Arthur A. Greenberg
                            ----------------------------------------
                            Arthur A. Greenberg



                            /s/  Mark Slezak
                            ----------------------------------------
                            Mark Slezak

                                Page 36 0f 36